NUVEEN INTERNATIONAL GROWTH FUND

SUPPLEMENT DATED OCTOBER 28, 2019

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2018

David H. Lund has been named a portfolio manager of Nuveen International Growth Fund. Joseph R. O’Flaherty will continue to serve as a portfolio manager of the Fund. Reed D. Walters is no longer a portfolio manager of the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-IGFS-1019P